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                                  EXHIBIT 4.4

                              CERTIFICATE OF TRUST
                                       OF
                                ATI FINANCING I

                 This Certificate of Trust of AirTouch Financing I (the "Trust"), dated September 19, 1995, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Sections 3801 et seq.).

                 1. Name. The name of the business trust formed hereby is ATI Financing I.

                 2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are The Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware.

                 3. Effective Date. This certificate of Trust shall be effective as of its filing.

                 IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                          /s/
                                          ------------------------------------
                                          Sam Ginn
                                          Trustee


                                          /s/
                                          ------------------------------------
                                          Mohan S. Gyani
                                          Trustee


                                          /s/
                                          ------------------------------------
                                          Margaret G. Gill
                                          Trustee
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                                          THE BANK OF NEW YORK,
                                          as trustee


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                          THE BANK OF NEW YORK (Delaware),
                                          as trustee


                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title: